Property and Equipment - Property and Equipment (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Property and equipment, at cost:
Land	¥ 14,542	¥ 14,532
Buildings and structures	77,796	75,301
Tools, furniture and fixtures	26,672	25,050
Construction in progress	2,050	182
Total	121,060	115,065
Less-Accumulated depreciation and amortization	(58,409)	(52,814)
Net property and equipment	¥ 62,651	¥ 62,251	¥ 59,508